Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Revenue	$ 2,038	$ 1,085	$ 467
Research and development expenses	8,313	9,650	14,271
General and administrative expenses	4,440	3,799	3,078
Total operating loss	10,715	12,364	16,882
Financial income, net	(934)	(65)	(35)
Loss before income taxes	9,781	12,299	16,847
Income taxes	75	0	106
Net loss	$ 9,856	$ 12,299	$ 16,953
Basic and diluted net loss per share from continuing operations (in dollars per share)	$ 0.54	$ 0.98	$ 1.49
Weighted-average number of shares outstanding used in computing basic and diluted net loss per share (in shares)	18,137,689	12,487,349	11,374,653